  Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months and Year Ended
December 31, 2005

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three and Twelve Months Ended December 31, 2005

This supplemental financial information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company's filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Trista Hertz, Director of Investor Relations	Darryl Cater, Media Relations Coordinator
(630) 218-7364	(630) 218-8000 x4896
hertz@inlandrealestate.com	cater@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES 6.4% INCREASE IN FFO PER SHARE

FOR THE YEAR ENDED DECEMBER 31, 2005

OAK BROOK, Ill. (February 21, 2006) – Inland Real Estate Corporation (NYSE: IRC) today announced its financial results for the fourth quarter ended December 31, 2005.

Highlights

•

For the three months ended December 31, 2005, funds from operations (“FFO”) was $22.2 million, an increase of 0.4% compared to the three months ended December 31, 2004. FFO per common share (basic and diluted) was $0.33, equal to the three months ended December 31, 2004.

•

For the year ended December 31, 2005, FFO was $89.5 million, an increase of 8.0% compared to the year ended December 31, 2004. FFO per common share (basic and diluted) was $1.33, an increase of 6.4% compared to the year ended December 31, 2004.

•

For the three months ended December 31, 2005, net income was $12.0 million, a decrease of 2.4% compared to the three months ended December 31, 2004. Net income per common share (basic and diluted) was $0.18, equal to the three months ended December 31, 2004.

•

For the year ended December 31, 2005, net income was $47.3 million, a decrease of 4.3% compared to the year ended December 31, 2004. Net income per common share (basic and diluted) was $0.70, a decrease of 5.4% compared to the year ended December 31, 2004.

•

During the year ended December 31, 2005, 292 new and renewal leases were executed for the rental of an aggregate of 1.1 million square feet, of which 53 new and renewal leases were executed for the rental of 194,600 square feet in the aggregate during the fourth quarter 2005.

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (“REITs”), for the three months ended December 31, 2005 was $22.2 million, or $0.33 per common share (basic and diluted), an increase of 0.4% and 0%, respectively, compared to $22.1 million, or $0.33 per common share (basic and diluted), for the three months ended December 31, 2004. For the year ended December 31, 2005, FFO was $89.5 million, or $1.33 per common share (basic and diluted), an increase of 8.0% and 6.4%, respectively, compared to $83.0 million, or $1.25 per common share (basic and diluted), for the year ended December 31, 2004.

The Company also reported that net income for the three months ended December 31, 2005 was $12.0 million, or $0.18 per common share (basic and diluted), a decrease of 2.4% and 0% respectively, compared to $12.3 million, or $0.18 per common share (basic and diluted) for the three months ended December 31, 2004.  For the year ended December 31, 2005, net income was $47.3 million, or $0.70 per common share (basic and diluted), a decrease of 4.3% and 5.4%, respectively, compared to $49.4 million or $0.74 per common share (basic and diluted) for the year ended December 31, 2004. A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this press release.

“We are pleased with the Company’s consistent and overall strong performance,” said Robert Parks, President and Chief Executive Officer of Inland Real Estate Corporation. “In addition to achieving year-over-year FFO growth in 2005, we executed leases on over 1 million square feet of community and neighborhood shopping center properties, and maintained total portfolio occupancy of over 96 percent. Expanding on our retail leadership in the Midwest, we are very proud to announce our first strategic acquisition in Omaha, Nebraska.”

“2005 also was the first full year working with our joint venture partner, New York State Teachers’ Retirement System,” said Parks. “Including early first quarter 2006 acquisition activity, we attained the original acquisition targets for the year, and we anticipate that the benefits of this joint venture partnership will more fully accrue in the coming year. We remain committed to a highly disciplined approach to investments and operations in order to provide stable, long-term shareholder returns.”

Portfolio Performance
Total revenues for the three months ended December 31, 2005 were $43.6 million, a decrease of 10.3% compared to $48.6 million for the three months ended December 31, 2004.  Total revenues decreased primarily due to the contribution of eight properties to our joint venture with the New York State Teachers Retirement System (“NYSTRS”). The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three- and twelve-month periods during each year. A total of 121 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties. Same-store net operating income for the three months ended December 31, 2005 was $27.9 million, an increase of 0.5% compared to $27.7 million for the three months ended December 31, 2004. This increase is primarily the result of positive leasing spreads on new and renewal leases.

For the year ended December 31, 2005, total revenues were $182.7 million, a decrease of 4.0% compared to $190.4 million for the year ended December 31, 2004. Total revenues decreased primarily due to the contribution of eight properties to our joint venture with NYSTRS. Same-store net operating income for the year ended December 31, 2005 was $110.4 million, an increase of 1.4% compared to $108.8 million for the year ended December 31, 2004. This increase is primarily the result of positive leasing spreads on new and renewal leases. As of December 31, 2005, occupancy for the Company’s same-store portfolio was 94.8% equal to occupancy as of December 31, 2004.

EBITDA for the three months ended December 31, 2005 was $35.4 million, an increase of 6.6% compared to $33.2 million for the three months ended December 31, 2004. For the year ended December 31, 2005, EBITDA was $141.7 million, an increase of 11.1% compared to $127.5 for the year ended December 31, 2004. EBITDA increased primarily due to positive leasing spreads on new and renewal leases.

EBITDA is defined as earnings (or losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and (4) amortization. A table reconciling EBITDA to income from operations is provided at the end of this press release.  The Company uses EBITDA as a supplemental measure of its financial performance because it excludes expenses the Company believes may not be indicative of its operating performance.  By excluding interest expense, EBITDA measures the Company’s financial performance regardless of how it finances its operations and capital structure.  By excluding depreciation and amortization expense, the Company believes it can more accurately assess the performance of its portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain the Company’s properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net income and may be calculated differently by other REITs.

Balance Sheet, Market Value and Liquidity
EBITDA coverage of interest expense was 3.1 times for the three-months ended December 31, 2005. The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At December 31, 2005, the Company had an equity market capitalization of $1.0 billion and $0.7 billion of total debt outstanding for a total market capitalization of $1.7 billion and a debt-to-total market capitalization percentage of 42.8%.  The interest rate on approximately 80% of this debt was fixed at a weighted average interest rate of 5.4%.  At December 31, 2005, the Company had approximately $335 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing
The Company believes that leasing activity remains strong throughout its portfolio.  For the three-months ended December 31, 2005, the Company executed 22 new and 31 renewal leases, aggregating approximately 194,600 square feet. For the 22 new leases representing approximately 51,600 square feet of existing space inventory, the average rental rate of $15.76 per square foot represented a 12.6% increase over the average expiring rate. The 31 renewal leases represent approximately 121,200 square feet with an average rental rate of $13.57 per square foot, an 11.2% increase over the average expiring rate. For the year ended December 31, 2005, the Company executed 110 new and 182 renewal leases, aggregating approximately 1.1 million square feet. The 110 new leases represent approximately 523,900 square feet with an average rental rate of $15.42 per square foot, a 17.1% increase over the average expiring rate for the 104 comparable spaces leased; the Company also signed six leases for 66,700 square feet of new GLA created during the year. The 182 renewal leases represent approximately 597,100 square feet with an average rental rate of $15.25 per square foot, a 15.8% increase over the average expiring rate. As of December 31, 2005, the Company’s portfolio was 96.1% leased compared to 96.5% leased as of December 31, 2004.

Acquisitions
In the fourth quarter 2005, the Company acquired a Home Goods Store retail center for approximately $4.7 million. The Home Goods Store is a 25,000 square foot single-tenant retail center located in Coon Rapids, Minnesota. The Home Goods Store is adjacent to the 174,843 square foot Riverdale Commons shopping center, which the Company acquired in 1999.

For the year ended December 31, 2005, the Company acquired six retail centers totaling 1.1 million square feet with an aggregate purchase price of approximately $144 million.

Year-to-date 2006, the Company has acquired four retail properties, three direct acquisitions and one with our joint venture partner, totaling approximately $215 million in aggregate purchase price, with aggregate leasable space of more than one million square feet:
Algonquin Commons was acquired with our joint venture partner for $154 million. Algonquin Commons is a 565,000 square foot lifestyle and power retail center located in Algonquin, Illinois. The property is anchored by Circuit City, Office Max and Old Navy, and also includes national specialty retailers Ann Taylor, Pottery Barn, Williams Sonoma and other retailers.

The Shoppes at Grayhawk was acquired for approximately $26.7 million. The Shoppes at Grayhawk is a 226,720 square foot community retail center located in Omaha, Nebraska. The property is anchored by a 140,000 square foot Lowe’s Home Improvement and a Michaels craft store, and also includes Red Robin, Buffalo Wild Wings, and Chipotle restaurants and other retailers.

Honey Creek Commons was acquired for approximately $23.8 million at the closing, plus future contingent payments in aggregate maximum of approximately $2.9 million as currently vacant space is leased. Honey Creek Commons is a 179,100 square foot power retail center located in Terre Haute, Indiana. The property is anchored by a Kohl’s store and also includes Linens ‘N Things, TJ Maxx, Dress Barn, David’s Bridal, Panera Bread and other retailers.

Big Lake Town Square was acquired for approximately $10.0 million, plus future contingent payments in aggregate maximum of approximately $0.7 million as currently vacant space is leased. Big Lake Town Square is a 67,835 square foot grocery-anchored retail center located in Big Lake, Minnesota. The property is anchored by a Coburn’s Grocery and also includes Great Clips, Figaro Pizza, Caribou Coffee and other retailers.

Dispositions
In the fourth quarter 2005, the Company sold one retail center and one retail parcel. Calumet Square in Calumet City, Illinois and a retail parcel at Mundelein Plaza in Mundelein, Illinois represent approximately 89,000 square feet and were sold for approximately $5.3 million. Proceeds from these sales were used to acquire new investment properties.

For the year ended December 31, 2005, the Company sold four retail centers, one retail parcel and vacant land at one of its retail centers. Combined these sales represent approximately 159,000 square feet and were sold for approximately $10.7 million. Proceeds from these sales were used to acquire new investment properties.

Joint Ventures
In 2005 the Company acquired and closed $130 million in acquisitions and year-to-date 2006 the Company has acquired and closed $150 million in retail properties for our joint venture with the New York State Teachers Retirement System.

“Since the inception of the joint venture, a total of $280 million of the original $400 million investment goal has been reached in our joint venture, and we fully expect to achieve our investment goal in 2006,” said Parks. “In addition, we are pursuing opportunities to expand the size of the joint venture.”

Dividends
In each of November and December 2005 and January 2006, the Company paid monthly cash dividends of $0.08 per common share.

Guidance
The Company expects that its FFO per common share (basic and diluted) for fiscal year 2006 will be between $1.35 and $1.39. The anticipated increase in FFO per common share (basic and diluted) is derived from budgeted same-store net operating income growth of 2-3% in 2006, as well as additional acquisition activity in the joint venture along with associated fees, and continued direct acquisitions.

Conference Call
The Company will host a management conference call to discuss its financial results at 1:00 p.m. Central (2:00 p.m. Eastern) on Tuesday, February 21, 2006. The conference call can be accessed by dialing 866-700-6979, or 617-213-8836 for international callers. The conference call passcode is 83561715. The Company suggests that participants dial in at least ten minutes prior to the scheduled start of the call. The conference call will also be available via live webcast on the Company’s website at http://www.inlandrealestate.com. Hosting the conference call for the Company will be Robert D. Parks, President and Chief Executive Officer; Mark E. Zalatoris, Chief Operating Officer; Brett A. Brown, Chief Financial Officer; and D. Scott Carr, president of property management.

The conference call will be recorded and available for replay beginning at 2:00 p.m. Central (3:00 p.m. Eastern) on February 21, 2006, and will be available until midnight on Tuesday, February 28, 2006.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers. The replay passcode is 44807730.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust that owns interests in 146 neighborhood, community, lifestyle and single-tenant retail centers located primarily in the midwestern United States, with aggregate leasable space of approximately 14.0 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three- and twelve-months ended December 31, 2005 is available on its website at http://www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
December 31, 2005 and December 31, 2004
(In thousands except per share data)

Assets

	December 31, 2005	December 31, 2004 (audited)
Investment properties:
Land	$317,604	318,361
Construction in progress	821	1,326
Building and improvements	878,614	862,647

	1,197,039	1,182,334
Less accumulated depreciation	188,483	156,854

Net investment properties	1,008,556	1,025,480

Cash and cash equivalents	26,804	35,508
Investment in securities (net of an unrealized gain of $294 and $114 at December 31, 2005 and 2004, respectively)	19,133	5,978
Assets associated with discontinued operations (net of accumulated depreciation of $6,402 at December 31, 2004)	36	28,400
Restricted cash	4,049	4,226
Accounts and rents receivable (net of provision for doubtful accounts of $2,798 and $2,710 at December 31, 2005 and 2004, respectively)	31,742	29,646
Mortgage receivable	11,406	-
Investment in and advances to unconsolidated joint ventures	52,889	42,789
Deposits and other assets	2,923	4,433
Acquired above market lease intangibles (net of accumulated amortization of $1,856 and $1,648 at December 31, 2005 and 2004, respectively)	3,831	5,966
Acquired in-place lease intangibles (net of accumulated amortization of $4,395 and $2,218 at December 31, 2005 and 2004, respectively)	19,942	18,404
Leasing fees (net of accumulated amortization of $1,387 and $1,189 at December 31, 2005 and 2004, respectively)	2,795	2,467
Loan fees (net of accumulated amortization of $2,735 and $4,780 at December 31, 2005 and 2004, respectively)	4,893	3,795

Total assets	$1,188,999	1,207,092

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
December 31, 2005 and December 31, 2004
(In thousands except per share data)

Liabilities and Stockholders' Equity

	December 31, 2005	December 31, 2004 (audited)
Liabilities:
Accounts payable and accrued expenses	$4,560	4,341
Acquired below market lease intangibles (net of accumulated amortization of $3,216 and $2,733 at December 31, 2005 and 2004, respectively)	7,477	7,456
Accrued interest	2,426	2,282
Accrued real estate taxes	22,946	22,520
Dividends payable	5,401	5,537
Security and other deposits	2,423	2,318
Mortgages payable	602,817	596,125
Line of credit	65,000	85,000
Prepaid rents and unearned income	2,752	4,073
Liabilities associated with discontinued operations	69	4,035
Other liabilities	12,562	971

Total liabilities	728,433	734,658

Minority interest	18,748	19,942

Stockholders' Equity:
Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at December 31, 2005 and 2004	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 67,502 and 67,025 Shares issued and outstanding at December 31, 2005 and 2004, respectively	675	670
Additional paid-in capital (net of offering costs of $58,816)	650,656	644,278
Deferred stock compensation	(859)	(580)
Accumulated distributions in excess of net income	(208,947)	(191,990)
Accumulated other comprehensive income	293	114

Total stockholders' equity	441,818	452,492

Commitments and contingencies

Total liabilities and stockholders' equity	$1,188,999	1,207,092

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and the year ended December 31, 2005 and 2004 (unaudited)
(In thousands except per share data)

	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Revenues:
Rental income	$31,721	34,266	127,835	136,206
Tenant recoveries	11,715	12,009	47,778	50,550
Lease termination income	40	2,182	6,307	2,890
Other property income	126	176	756	720

Total revenues	43,602	48,633	182,676	190,366

Expenses:
Property operating expenses	5,554	5,789	22,623	24,231
Real estate tax expense	7,392	8,064	31,525	32,561
Bad debt expense	456	291	1,187	800
Depreciation and amortization	9,671	9,767	40,140	38,637
Stock exchange listing expenses	5	16	67	839
General and administrative expenses	2,469	2,778	8,909	8,714

Total expenses	25,547	26,705	104,451	105,782

Operating income	18,055	21,928	78,225	84,584

Other income	1,425	578	4,419	2,819
Gain on sale of investment properties	-	-	68	76
Interest expense	(9,364)	(10,415)	(40,448)	(42,673)
Minority interest	(194)	(265)	(850)	(906)
Equity in earnings of unconsolidated joint ventures	1,420	305	4,591	(23)

Income from continuing operations	11,342	12,131	46,005	43,877

Discontinued operations:
Income from discontinued operations (including gain on sale of investment properties of $636 and $0 for the three months ended December 31, 2005 and 2004, respectively and $1,117 and $4,465 for the twelve months ended December 31, 2005 and 2004)	619	208	1,249	5,497

Net income available to common stockholders	11,961	12,339	47,254	49,374

Other comprehensive income:
Unrealized gain (loss) on investment securities	(381)	(115)	179	(1,387)

Comprehensive income	$11,580	12,224	47,433	47,987

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and the year ended December 31, 2005 and 2004 (unaudited)
(In thousands except per share data)

	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.17	0.18	0.68	0.66
Discontinued operations	0.01	-	0.02	0.08

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.18	0.70	0.74

Weighted average number of common shares outstanding – basic	67,401	66,961	67,244	66,454

Weighted average number of common shares outstanding – diluted	67,471	67,011	67,298	66,504

Non-GAAP Financial Measures

We consider Funds From Operations ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities, it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives received based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended December 31, 2005	Three months ended December 31, 2004	Twelve months ended December 31, 2005	Twelve months ended December 31, 2004

Net income	$11,961	12,339	47,254	49,374
Gain on sale of investment properties	(636)	-	(1,185)	(4,541)
Gain on non-operating property	-	-	33	-
Equity in depreciation of unconsolidated ventures	1,449	96	4,261	96
Amortization on in-place lease intangibles	604	697	2,826	1,816
Amortization on leasing commissions	186	167	700	870
Depreciation, net of minority interest	8,606	8,808	35,621	35,323

Funds From Operations	$22,170	22,107	89,510	82,938

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.18	0.70	0.74

Funds From Operations, per weighted average common share – basic and diluted	$0.33	0.33	1.33	1.25

Weighted average number of common shares outstanding, basic	67,401	66,961	67,244	66,454

Weighted average number of common shares outstanding, diluted	67,471	67,011	67,298	66,504

`

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended December 31, 2005	Three months ended December 31, 2004	Twelve months ended December 31, 2005	Twelve months ended December 31, 2004

Income From Continuing Operations	$11,342	12,131	46,005	43,877
Gain from operations	-	-	(68)	(76)
Income From Discontinued Operations	(17)	208	132	1,032
Interest Expense	9,364	10,415	40,448	42,673
Interest Expense Associated with Discontinued Operations	8	3	67	367
Interest Expense Associated with Unconsolidated Ventures	2,116	344	6,253	366
Depreciation and Amortization	9,671	9,767	40,140	38,637
Depreciation and Amortization Associated with Discontinued Operations	15	3	135	288
Depreciation and Amortization Associated with Unconsolidated Ventures	2,905	357	8,542	357

EBITDA	$35,404	33,228	141,654	127,521

Total Interest Expense	$11,488	10,762	46,768	43,406

EBITDA: Interest Expense Coverage Ratio	3.1 x	3.1 x	3.0 x	2.9 x

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and the Year Ended December 31, 2005
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

Total revenues	$43,602	48,633	182,676	190,366

Net income available to common stockholders	$11,961	12,339	47,254	49,374
Gain on sale of investment properties	(636)	-	(1,185)	(4,541)
Gain on non-operating property	-	-	33	-
Equity in depreciation of unconsolidated ventures	1,449	96	4,261	96
Amortization on in-place leases	604	697	2,826	1,816
Amortization on leasing commissions	186	167	700	870
Depreciation, net of minority interest	8,606	8,808	35,621	35,323
Funds From Operations	$22,170	22,107	89,510	82,938

Net income available to common stockholders per weighted average common share – basic and diluted	$0.18	0.18	0.70	0.74

Funds From Operations per weighted average common share – basic and diluted	$0.33	0.33	1.33	1.25

Distributions Declared	$16,177	15,884	64,212	62,618
Distributions Per Common Share	$0.24	0.24	0.95	0.94
Distributions / Funds From Operations Payout Ratio	73.0%	71.9%	71.7%	75.5%
Weighted Average Commons Shares Outstanding, Diluted	67,471	67,011	67,298	66,504

	As of December 31, 2005	As of December 31, 2004

Total Assets	$1,188,999	1,207,092

General and Administrative Expenses	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

General and Administrative Expenses (G&A)	2,469	2,778	8,909	8,714
G&A Expenses as a Percentage of Total Revenue	5.7%	5.7%	4.9%	4.6%
Annualized G&A Expenses as a Percentage of Total Assets	0.83%	0.92%	0.75%	0.72%

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and the Year Ended December 31, 2005
(In thousands except per share and square footage data)

Net Operating Income	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

Net Operating Income (NOI) (Cash basis)	$29,900	31,873	120,853	127,712
Same Store Net Operating Income (Cash basis)	$27,863	27,721	110,358	108,802
Same Store NOI Percentage Increase Over Prior Year Period	0.5%		1.4%

Occupancy (2)	As of December 31, 2005	As of December 31, 2004

Leased Occupancy	96.1%	96.5%
Financial Occupancy	94.9%	95.3%
Same Store Financial Occupancy	94.8%	94.8%

Capitalization	As of December 31, 2005	As of December 31, 2004

Total Shares Outstanding	67,502	67,025
Closing Price Per Share	$14.79	15.95
Equity Market Capitalization	$998,355	1,069,049
Total Debt (3)	745,631	719,309
Total Market Capitalization	$1,743,986	1,788,358

Debt to Total Market Capitalization	42.8%	40.2%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Includes properties held in unconsolidated joint ventures.

(3)

Includes pro-rata share of unconsolidated joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider "Funds From Operations" ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  FFO is used in certain employment agreements to determine incentives received based on our performance.  We also use FFO to compare our performance to that of other REIT's in our peer group.  Additionally, we use FFO in conjunction with our acquisition policy to determine investment capitalization strategy.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

Net income	$11,961	12,339	47,254	49,374
Gain on sale of investment properties	(636)	-	(1,185)	(4,541)
Gain on non-operating property	-	-	33	-
Equity in depreciation of unconsolidated ventures	1,449	96	4,261	96
Amortization on in-place lease intangibles	604	697	2,826	1,816
Amortization on leasing commissions	186	167	700	870
Depreciation, net of minority interest	8,606	8,808	35,621	35,323
Funds From Operations	$22,170	22,107	89,510	82,938
Net income available to common stockholders per weighted average common share – diluted	$0.18	0.18	0.70	0.74
Funds From Operations per weighted average common share – diluted	$0.33	0.33	1.33	1.25
Weighted average number of common shares outstanding – diluted	67,471	67,011	67,298	66,504

Additional Information
Straight-line rents	$592	519	614	2,209
Amortization of above and below market rents	163	535	948	1,009
Amortization of deferred financing fees	367	510	1,825	2,464
Stock based compensation expense	53	30	179	72

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$1,981	1,074	3,622	2,454
Non-maintenance / revenue generating cap ex
Tenant improvements	2,499	2,542	9,639	7,502
Leasing commissions	525	385	1,164	1,435

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

(In thousands except per share and square footage data)

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004

Income From Continuing Operations	$11,342	12,131	46,005	43,877
Gain From Operations	-	-	(68)	(76)
Income From Discontinued Operations	(17)	208	132	1,032
Interest Expense	9,364	10,415	40,448	42,673
Interest Expense Associated with Discontinued Operations	8	3	67	367
Interest Expense Associated with Unconsolidated Ventures	2,116	344	6,253	366
Depreciation and Amortization	9,671	9,767	40,140	38,637
Depreciation and Amortization Associated with Discontinued Operations	15	3	135	288
Depreciation and Amortization Associated with Unconsolidated Ventures	2,905	357	8,542	357

EBITDA	$35,404	33,228	141,654	127,521

Total Interest Expense	$11,488	10,762	46,768	43,406

EBITDA: Interest Expense Coverage Ratio	3.1 x	3.1 x	3.0 x	2.9 x

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005
(In thousands except per share and square footage data)

Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at December 31, 2005:

Mortgagee	Interest Rate at December 31, 2005	Maturity Date	Balance at December 31, 2005	Percent of Total Debt
Allstate	5.27%	11/2012	$12,500	1.87%
Allstate	5.27%	12/2012	18,000	2.70%
Allstate	5.87%	09/2009	6,000	0.90%
Allstate	4.65%	01/2010	22,500	3.37%
Allstate (b)	9.25%	12/2009	3,878	0.58%
Allstate	4.70%	10/2010	12,380	1.85%
Allstate	5.19%	08/2012	36,200	5.42%
Archon Financial	4.88%	01/2011	30,720	4.60%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	2.04%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.20%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	2.29%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.67%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.55%
Bear, Stearns Funding, Inc.	4.11%	07/2011	38,730	5.80%
Bear, Stearns Funding, Inc.	5.01%	10/2010	7,885	1.18%
Berkshire Mortgage (b)	7.79%	10/2007	13,480	2.02%
Column Financial, Inc	7.00%	11/2008	25,000	3.74%
John Hancock Life Insurance	7.65%	01/2018	12,141	1.82%
Key Bank	5.00%	10/2010	7,500	1.12%
LaSalle Bank N.A. (a)	6.81%	03/2006	7,833	1.17%
LaSalle Bank N.A.	5.52%	04/2010	13,550	2.03%
LaSalle Bank N.A. (a)	4.86%	12/2006	16,411	2.46%
LaSalle Bank N.A.	4.88%	11/2011	29,650	4.44%
Lehman Brothers Holding, Inc.	6.36%	10/2008	54,600	8.18%
Metlife Insurance Company	4.71%	10/2010	20,100	3.01%
Midland Loan Serv. (b)	7.86%	01/2008	4,729	0.71%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.32%
Principal Life Insurance	5.96%	12/2008	11,000	1.65%
Principal Life Insurance	5.25%	10/2009	7,400	1.11%
Principal Life Insurance	3.99%	06/2010	32,930	4.93%
Principal Real Estate Investors	5.29%	12/2012	6,600	0.99%
Woodmen of the World	6.75%	06/2008	4,625	0.69%

Total/Weighted Average Fixed Rate	5.42%		$536,857	80.39%

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005
(In thousands except per share and square footage data)

Mortgagee	Interest Rate at December 31, 2005	Maturity Date	Balance at December 31, 2005	Percent of Total Debt

LaSalle Bank N.A. (c)	5.09%	04/2010	$2,468	0.37%
LaSalle Bank N.A. (c)	5.09%	06/2010	4,987	0.75%
LaSalle Bank N.A. (c)	3.59%	04/2010	2,400	0.36%
LaSalle Bank N.A. (a) (c)	5.89%	12/2006	21,287	3.19%
LaSalle Bank N.A. (c)	5.89%	12/2007	14,898	2.23%
LaSalle Bank N.A. (c)	5.49%	07/2010	10,654	1.60%
LaSalle Bank N.A. (c) (d)	3.93%	12/2014	6,200	0.93%
LaSalle Bank N.A. (a) (c)	6.04%	12/2006	3,066	0.46%

Total/Weighted Average Variable Rate Secured	5.47%		65,960	9.88%

KeyBank	5.86%	04/2008	65,000	9.73%

Total/Weighted Average Variable Rate	5.67%		130,960	19.61%

Total/Weighted Average Debt	5.47%		$667,817	100.00%

(a)

Approximately $48,597 of the Company's mortgages payable mature during 2006.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(b)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)	Payments on these mortgages are calculated using a floating rate of interest based on LIBOR.

(d)

As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994, issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at December 31, 2005 was 3.93%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of 0.125% per annum of the principal amount outstanding, paid quarterly, and a trustee fee of $500, also paid quarterly.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005
(In thousands except per share and square footage data)

Top Ten Tenants (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Cub Foods	10	6,530	4.43%	627,772	4.24%
Jewel Food Stores	9	5,792	3.93%	576,112	3.89%
Dominick's Finer Foods	8	5,989	4.07%	526,599	3.55%
TJX Companies, Inc (2)	15	3,999	2.72%	481,333	3.25%
K-mart	4	1,434	0.97%	372,922	2.52%
Roundy's	4	2,591	1.76%	258,510	1.74%
Kroger	4	1,803	1.22%	235,687	1.59%
Petsmart	9	2,742	1.86%	220,172	1.49%
Office Depot	9	2,161	1.48%	199,180	1.34%
Carmax	2	4,021	2.73%	187,851	1.27%

Total		37,062	25.17%	3,686,138	24.88%

(1)

Includes 100% of tenants in properties of unconsolidated joint ventures.

(2)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

(In thousands except per share and square footage data)

Lease Expiration Analysis

			Annualized Base Rent in Place at December 31, 2005
	Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (2)

1	M-T-M	1	24,800	0.20%	$143	0.09%	$5.77
2	2006	14	360,141	2.93%	2,596	1.63%	7.21
3	2007	19	416,382	3.38%	3,355	2.11%	8.06
4	2008	29	662,523	5.38%	6,674	4.20%	10.07
5	2009	27	812,331	6.60%	7,449	4.69%	9.17
6	2010	20	575,209	4.67%	4,930	3.10%	8.57
7	2011	21	710,354	5.77%	7,450	4.69%	10.49
8	2012	21	605,513	4.92%	7,156	4.50%	11.82
9	2013	19	450,253	3.66%	5,522	3.48%	12.26
10	2014	22	729,227	5.93%	8,982	5.65%	12.32
11	2015+	72	3,420,675	27.80%	41,391	26.05%	12.10

TOTAL/WEIGHTED AVERAGE		265	8,767,408	71.24%	$95,648	60.19%	$10.91

ALL NON-ANCHOR LEASES (1)
1	M-T-M	27	60,332	0.49%	$781	0.49%	$12.95
2	2006	181	488,345	3.97%	7,489	4.71%	15.34
3	2007	235	569,431	4.63%	9,631	6.06%	16.91
4	2008	254	696,219	5.66%	11,575	7.29%	16.63
5	2009	224	565,640	4.60%	10,109	6.36%	17.87
6	2010	193	502,844	4.09%	9,919	6.24%	19.73
7	2011	54	187,316	1.52%	3,245	2.04%	17.32
8	2012	34	112,292	0.91%	2,118	1.33%	18.86
9	2013	33	122,626	1.00%	2,869	1.81%	23.40
10	2014	24	85,428	0.69%	1,935	1.22%	22.65
11	2015+	37	147,838	1.20%	3,594	2.26%	24.31

TOTAL/WEIGHTED AVERAGE		1,296	3,538,311	28.76%	$63,265	39.81%	$17.88

ALL LEASES
1	M-T-M	28	85,132	0.69%	$924	0.58%	$10.85
2	2006	195	848,486	6.90%	10,085	6.34%	11.89
3	2007	254	985,813	8.01%	12,986	8.17%	13.17
4	2008	283	1,358,742	11.04%	18,249	11.49%	13.43
5	2009	251	1,377,971	11.20%	17,558	11.05%	12.74
6	2010	213	1,078,053	8.76%	14,849	9.34%	13.77
7	2011	75	897,670	7.29%	10,695	6.73%	11.91
8	2012	55	717,805	5.83%	9,274	5.83%	12.92
9	2013	52	572,879	4.66%	8,391	5.29%	14.65
10	2014	46	814,655	6.62%	10,917	6.87%	13.40
11	2015+	109	3,568,513	29.00%	44,985	28.31%	12.61

TOTAL/WEIGHTED AVERAGE		1,561	12,305,719	100.00%	$158,913	100.00%	$12.91

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet. non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in place at report date are calculated as follows:  annualized current monthly base rents in-place.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2005	19	57,583	$887	$1,080	$193	21.8%
per square foot			$15.40	$18.76	$3.35

2Q2005	37	209,051	2,804	3,143	339	12.1%
per square foot			13.41	15.03	1.62

3Q2005	30	138,918	1,737	2,166	429	24.7%
per square foot			12.50	15.59	3.09

4Q2005	18	51,599	722	813	91	12.6%
per square foot			14.00	15.76	1.77

2005 Total	104	457,151	$6,150	$7,202	$1,052	17.1%
per square foot			$13.45	$15.75	$2.30

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2005	31	91,125	$1,133	$1,378	$245	21.7%
per square foot			$12.43	$15.13	$2.69

2Q2005	67	173,710	2,655	3,058	403	15.2%
per square foot			15.28	17.60	2.32

3Q2005	53	211,156	2,601	3,027	426	16.4%
per square foot			12.32	14.34	2.02

4Q2005	31	121,154	1,478	1,644	166	11.2%
per square foot			12.20	13.57	1.37

2005 Total	182	597,145	$7,867	$9,107	$1,240	15.8%
per square foot			$13.17	$15.25	$2.08

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2005	-		$-	$-
per square foot			$-	$-

2Q2005	-		-	-
per square foot			-	-

3Q2005	2	44,850	-	517
per square foot			-	11.53

4Q2005	4	21,892	-	401
per square foot			-	18.34

2005 Total	6	66,742	$-	$919
per square foot			$-	$13.77

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

 (In thousands except per share and square footage data)

4th Quarter 2005 Leasing Activity

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	17	1	18
Gross Leasable Area (Sq.Ft.)	38,093	13,506	51,599
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.57	10.66	15.76

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	28	3	31
Gross Leasable Area (Sq.Ft.)	60,743	60,411	121,154
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.25	8.97	13.57

Non-Comparable Leases (2)	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	3	1	4
Gross Leasable Area (Sq.Ft.)	11,892	10,000	21,892
Base Rent/Sq.Ft. ($/Sq.Ft.)	$22.62	13.25	18.34

Total New, Renewal and Non- Comparable Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	48	5	53
Gross Leasable Area (Sq.Ft.)	110,728	83,917	194,645
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.43	13.83	14.69

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet, non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (Cash Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2005 and 2004, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three and twelve months ended December 31, 2005 and 2004.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended December 31, 2005	Three months ended December 31, 2004	% Increase -Decreased	Year ended December 31, 2005	Year ended December 31, 2004	% Increase -Decreased
Rental and additional rental income:
"Same store" investment properties, 121 properties, approximately 10.2 million square feet	$40,236	39,694	1.4%	160,351	156,402	2.5%
"Other investment properties”	2,610	6,032		14,650	28,102

Total rental and additional rental income	42,846	45,726		175,001	184,504

Property operating expenses:
"Same store" investment properties (excluding interest, depreciation, amortization and bad debt expense)	$12,373	11,973	3.3%	49,993	47,600	5.0%
"Other investment properties" (excluding interest, depreciation, amortization and bad debt expense)	573	1,880		4,155	9,192

Total property operating expenses	12,946	13,853		54,148	56,792

Net operating income (rental and additional rental income less property operating expenses):
"Same store" investment properties	$27,863	27,721	0.5%	110,358	108,802	1.4%
"Other investment properties"	2,037	4,152		10,495	18,910

Total net operating income	29,900	31,873		120,853	127,712

Other income:
Straight-line income	590	549		612	2,252
Lease termination income	40	2,182		6,307	2,890
Other property income	126	176		756	720
Other income	1,425	578		4,419	2,819
Gain on sale of investment properties	-	-		68	76

Other expenses:
Bad debt expense	(456)	(291)		(1,187)	(800)
Depreciation and amortization	(9,671)	(9,767)		(40,140)	(38,637)
Stock exchange listing expenses	(5)	(16)		(67)	(839)
General and administrative expenses	(2,469)	(2,778)		(8,909)	(8,714)
Interest expense	(9,364)	(10,415)		(40,448)	(42,673)
Minority interest	(194)	(265)		(850)	(906)
Equity in earnings of unconsolidated ventures	1,420	305		4,591	(23)
Income from continuing operations	11,342	12,131		46,005	43,877

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

(In thousands except per share and square footage data)

Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated
2/11/05	Greentree Center	Caledonia	WI	163,398	$11,898	8.13%	100%	Pick-n-Save	1990-1991
3/07/05	Mapleview Shopping Center	Grayslake	IL	115,038	20,000	8.32%	95%	Jewel Foods	2000-2004
3/07/05	Showplace Theater Center	Crystal Lake	IL	94,860	20,750	7.20%	98%	Regal Theater	1999-2003
4/28/05	Orland Park Place	Orland Park	IL	598,284	76,874	7.69%	86%	Barnes & Noble	1980/ 1999
4/29/05	Northgate Shopping Center	Sheboygan	WI	74,200	9,700	7.52%	95%	Piggly Wiggly	2003

10/19/05	Home Goods (Riverdale Commons)	Coon Rapids	MN	25,145	4,650	7.00%	100%	Home Goods	2005

				1,070,925	$143,872

Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Gain on Sale

4/22/05	Sequoia Shopping Center	Milwaukee	WI	35,407	$2,950	$19
4/27/05	Vacant land (Edinburgh Festival)	Brooklyn Park	MN	N/A	330	33
6/13/05	Ace Hardware (Crystal Point)	Crystal Lake	IL	18,525	850	153
9/22/05	Walgreens	Woodstock	IL	15,856	1,290	263
10/17/05	Sears (Mundelein Plaza)	Mundelein	IL	51,253	3,250	302
11/10/05	Calumet Square	Calumet City	IL	37,656	2,000	343

				158,697	$10,670	$1,113

Contribution/Sale to Joint Venture with New York State Teachers’ Retirement System

Date	Property	City	State	GLA Sq.Ft.	Contributed Value	Basis Difference

4/1/05	Thatcher Woods	River Grove	IL	193,313	$22,000	$4,723
6/1/05	Forest Lake Marketplace	Forest Lake	MN	93,853	12,000	769
6/30/05	Orland Park Place	Orland Park	IL	598,284	79,529	-
9/1/05	Mapleview Shopping Ctr	Grayslake	IL	103,714	20,000	-
9/1/05	Showplace Theater Ctr	Crystal Lake	IL	94,860	20,750	-

				1,084,024	$154,279	$5,492

Contribution to Highland Park Redevelopment Joint Venture

Date	Property	City	State	GLA Sq.Ft.	Contributed Value

6/15/05	Park Avenue Centre (formerly known as Dominick's Highland Park)	Highland Park	IL	71,442	$9,760

Held for Sale Properties

Date	Property	City	State	GLA Sq.Ft.

0

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

9/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,480	$4,890

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$2,329	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	4,433	2,830
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	8,024	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,450	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,774	50.0%	6,047	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50.0%	10,922	6,765
4/1/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	193,313	50.0%	7,308	5,100
6/1/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	4,822	3,295
6/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	598,284	50.0%	1,444	17,905
9/1/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	115,038	50.0%	388	7,344
9/1/05	IN Retail Fund, LLC	Showplace Theater Center	Crystal Lake	IL	94,860	50.0%	242	5,020

					2,017,124		$51,409	$74,509

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate	5.21% Fixed	May 2012	$8,200
Allstate	7.38% Fixed	January 2006	5,660
Allstate	4.84% Fixed	December 2009	11,800
Archon	4.35% Fixed	December 2007	6,589
Bear Stearns Funding, Inc	6.50% Fixed	September 2006	13,530
LaSalle Bank N.A.	4.94% Fixed	April 2012	17,500
LaSalle Bank N.A.	4.94% Fixed	April 2012	15,000
Principal	5.57% Fixed	October 2007	10,200
Wachovia	5.58% Fixed	April 2013	14,054
Wachovia	5.66% Fixed	April 2013	2,751
Wachovia	5.93% Fixed	April 2013	7,926
Wells Fargo	5.25% Fixed	July 2011	35,809

Total / Weighted Average	5.40%		$149,019

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	December 31, 2005	December 31, 2004
Balance Sheet:

Cash	$24,492	38,991
Investment in real estate, net	264,861	132,391
Construction in progress	27	-
Acquired lease intangibles, net	46,114	23,748
Accounts and rents receivable	7,599	2,096
Restricted cash	4,274	575
Leasing commissions, net	392	-
Loan fees, net	372	96
Other assets	439	117

Total assets	$348,570	198,014

Accounts payable and accrued expenses	739	478
Security deposits	343	283
Mortgage payable	158,799	69,484
Acquired lease intangibles	8,527	2,846
Other liabilities	13,335	4,810

Total liabilities	181,743	77,901

Member’s Equity	166,827	120,113

Total liabilities and equity	$348,570	198,014

Unconsolidated joint ventures had mortgages payable of $158,799 and $69,484 as of December 31, 2005 and December 31, 2004, respectively.  The Company’s proportionate share of these loans was $79,399 as of December 31, 2005, and $34,742 as of December 31, 2004. As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months and Year Ended December 31, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations

	Three months ended December 31, 2005	Three months ended December 31, 2004	Year ended December 31, 2005	Year ended December 31, 2004
Revenues:
Rental income	$7,461	1,115	21,786	1,187
Tenant recoveries	4,189	633	10,513	637

Total revenues	11,650	1,748	32,299	1,824

Expenses:
Property operating expenses	1,584	160	4,769	164
Real estate tax expense	3,136	281	7,993	337
Bad debt expense	-	-	19	-
Depreciation and amortization	2,905	357	8,542	357

Total expenses	7,625	798	21,323	858

Operating income	4,025	950	10,976	966

Other income	137	2	888	2
Acquisition expense	-	-	-	(650)
Interest expense	(2,116)	(344)	(6,253)	(366)

Income from continuing operations	$2,046	608	5,611	(48)

Inland’s pro rata share	$790	305	3,198	(23)

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property List

As of December 31, 2005, we owned, outright or through joint ventures, 142 investment properties, comprised of 27 single-user retail properties, 90 Neighborhood Retail Centers and 25 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (96), Indiana (5), Michigan (1), Minnesota (27), Missouri (1), Ohio (3), Tennessee (1) and Wisconsin (7).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User Retail Properties

Ameritech Joliet, IL	4,504	05/97	1995	100%	1	None

Bakers Shoes Chicago, IL	20,000	09/98	1891	100%	1	Bakers Shoes

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	1 (b)	Circuit City (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1	Cub Foods

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0 (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	1 (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	1	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	1	Dominick's Finer Foods

Dominick's Hammond, IN	71,313	05/99	1999	100%	2	Dominick’s Finer Foods

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Park Avenue Centre (formerly known as Dominick’s) Highland Park, IL (f)	71,442	06/97	1996	29%	1	Staples

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	1	Dominick's Finer Foods

Dominick's West Chicago, IL	78,158	01/98	1990	0%	0	None

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1	Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1	None

Home Goods Store Coon Rapids, MN	25,145	10/05		100%	1	Home Goods

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	1	Michael's

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1	Petsmart

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1	None

Staples Freeport, IL	24,049	12/98	1998	100%	1	Staples

United Audio Center Schaumburg, IL	9,988	09/99	1998	100%	1	None

Walgreens Decatur, IL	13,500	01/95	1988	100%	1 (b)	Walgreens (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1	Walgreens (c)

Neighborhood Retail Center

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,052	11/97	1985	99%	3	None

Aurora Commons Aurora, IL	126,908	01/97	1988	98%	24	Jewel Food Stores

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	99%	21	Staples
						Berean Bookstore
						Petsmart
						Famous Footwear
						Factory Card Outlet

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	21%	3	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14	Linens & Things
						Barnes & Noble
						Dress Barn

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	94%	16	Tops, Inc.

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	13	Schneiderman’s Furniture
						Petsmart
Butera Market Naperville, IL	67,632	03/95	1991	100%	14	Butera

Byerly's Burnsville Burnsville, MN	72,365	09/99	1988	100%	7 (b)	Byerly's Food Store
						Erik's Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	17	Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	100%	36	None

Cobblers Crossing Elgin, IL (e)	102,643	05/97	1993	100%	17 (b)	Jewel Food Stores

Crestwood Plaza Crestwood, IL	20,044	12/96	1992	100%	2	Pocket Billiards

Deer Trace Kohler, WI	149,881	07/02	2000	100%	12	Elder Beerman
						TJ Maxx
						Michael's
						Famous Footwear
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	100%	14	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	131,601	07/98	1959 / 2000	84%	32	Schroeder's Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	99%	14	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	100%	12	Walgreens (c)

Fashion Square Skokie, IL	84,580	12/97	1984	96%	16	Cost Plus World Market
						Office Depot
Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Forest Lake Marketplace Forest Lake, MN (e)	93,853	09/02	2001	100%	10	MGM Liquor Warehouse
						Cub Foods

Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5	Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	96%	17	None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	9 (b)	The Tile Shop

Hastings Marketplace Hastings, MN (d)	97,535	02/04	2002	100%	14	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	96%	20	Dominick's Finer Foods
						Walgreens

Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	89%	23	None

High Point Center Madison, WI	86,004	04/98	1984	94%	22	None

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1	Office Depot

Iroquois Center Naperville, IL	140,981	12/97	1983	99%	29 (b)	Sears Logistics Services
						Planet Fitness
						Big Lots
						Xilin Association

Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	79%	2	Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12	Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	97%	19	TJ Maxx
						Michael’s
						Old Navy
						Pier One
						Famous Footwear

Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	4	Roundy's

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Maple Plaza Downers Grove, IL	31,196	01/98	1988	95%	12	None

Mapleview Grayslake, IL (e)	115,038	3/05	2000	80%	17	Jewel Food Stores

Marketplace at 6 Corners Chicago, IL (e)	117,000	11/98	1997	100%	5	Jewel Food Store
						Marshall’s Dept. Store

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8	Tops, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	5	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	17 (b)	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1	JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	71%	6	None

Northgate Center Sheboygan, WI	74,200	4/29/05	2003	95%	7	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	14 (b)	Food 4 Less
						Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4 (b)	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	4	None

Orland Greens Orland Park, IL	45,031	09/98	1984	94%	13 (b)	Mac Frugal’s
						Shoe Carnival

Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3	None

Park Place Plaza St. Louis Park, MN	84,999	09/99	1997	100%	14	Office Max
						Petsmart
Park Square Brooklyn Park, MN	137,116	08/02	1986 / 1988	50%	20	Fashion Bug

Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11	Golf Galaxy

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3	None

Regal Showplace Crystal Lake, IL (e)	94,860	03/05	1998	96%	6	Regal Cinemas

Regency Point Lockport, IL	54,841	04/96	1993 / 1995	100%	17	9th Street Fitness
						Ace Hardware

Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	11 (b)	Kroger
						Fashion Bug
River Square S/C Naperville, IL	58,260	06/97	1988	100%	25	None

Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	54%	14	Staples

Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3	Binny's

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5 (b)	None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7	TJ Maxx
						Marshall’s
Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10	Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	8	Linens and Things
						DSW Shoe Warehouse
						Pier 1 Imports
Sears Montgomery, IL	34,300	06/96	1990	37%	4	None

Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14	Kohl's
						Office Max

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	14	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	73%	16	None

Shoppes of Mill Creek Palos Park, IL (e)	102,422	03/98	1989	99%	21	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	16%	5	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Six Corners Chicago, IL	80,650	10/96	1966	97%	8	Bally Total Fitness
						Office Depot

Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	92%	19	Pier One
						TJ Maxx
						Michaels Stores

St. James Crossing Westmont, IL	49,994	03/98	1990	98%	20	None

Stuart's Crossing St. Charles, IL	85,529	07/99	1999	95%	7	Jewel Food Stores

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	77%	18	None

Townes Crossing Oswego, IL	105,989	08/02	1988	100%	22	Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	11	Marshall's
						Factory Card Outlet

University Crossing Mishawaka, IN	136,430	10/03	2003	100%	22 (b)	Marshall's
						Babies R Us
						Petco
						Famous Footwear
						Dollar Tree Stores
						Pier 1 Imports

V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	98%	24	V. Richards Market
						Guitar Center
						Pedro’s Mexican Restaurant

Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	100%	3	Sears Hardware

West River Crossing Joliet, IL	32,452	08/99	1999	100%	16	None

Western & Howard Chicago, IL	11,974	04/98	1985	100%	3 (b)	None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Winnetka Commons New Hope, MN	42,415	07/98	1990	83%	13 (b)	Walgreens

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4	None

Woodland Heights Streamwood, IL	120,436	06/98	1956	93%	15	Jewel Food Stores
						U.S. Postal Service

Community Centers

Bergen Plaza Oakdale, MN	272,233	04/98	1978	99%	38 (b)	K-Mart
						Roundy’s
						Petco

Chatham Ridge Chicago, IL (e)	175,774	02/00	1999	99%	28	Cub Foods
						Marshall’s Dept. Store
						Bally Total Fitness

Chestnut Court Darien, IL	170,027	03/98	1987	99%	22	Office Depot
						Powerhouse Gym
						Just Ducky
						Factory Card Outlot
						Loyola Medical
						Stein Mart

Crystal Point Crystal Lake, IL	339,898	07/04	1976/1990’s	100%	16	Best Buy
						K-Mart
						Bed, Bath & Beyond
						The Sports Authority
						Cost Plus
						Borders Books
						Office Depot

Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	25	Wickes Furniture
						Jewel Food Stores
						Rhodes
						Office Depot
						REI
						Petsmart
						Jo-Ann Fabrics
						Books-A-Million
						Women’s Workout World
Greentree Center & Outlot Caledonia, WI	163,398	02/05	1990/19993	100%	11	Pic n Save
						K-Mart

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16	Cinemark
						Petsmart
						Barnes & Noble
						Old Navy
						MC Sports
						La-Z Boy Showcase Shop
						Old Country Buffet
Lake Park Plaza Michigan City, IN	229,639	02/98	1990	95%	16 (b)	Wal-Mart
						Valuland (b)
						Jo Ann Fabrics
						Factory Card Outlet
Lansing Square Lansing, IL	233,508	12/96	1991	99%	16 (b)	Sam's Club
						Office Max
						Babies R Us
						Jeepers
Maple Park Place Bolingbrook, IL	227,795	01/97	1992	97%	27	Powerhouse Gym
						Office Depot
						Jo Ann Fabrics
						Sportmart
						Best Buy
Naper West Naperville, IL	164,812	12/97	1985	89%	29	TJMaxx
						Barrett’s Home Theater Store
Orland Park Place Orland Park, IL (e)	598,284	4/28/05	1980/1999	90%	25	K & G Superstore
						Old Navy
						Cost Plus World Market
						Stein Mart
						Tiger Direct
						Barnes & Noble
						Wickes Furniture
						DSW Shoe Warehouse
						Bed, Bath & Beyond
						Sports Authority
						Binny’s Beverage Depot
						Office Depot
						Dick’s Sporting Goods
Park Center Plaza Tinley Park, IL	194,599	12/98	1988	98%	34 (b)	Cub Foods
						Bally's Total Fitness
						The Furniture Box
						Bud’s Sport Place
						Chuck E. Cheese
						Old Country Buffet
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	22	Gander Mountain
						TJ Maxx
						Staples
						Michaels Stores
						Old Navy LLC
						Petco
						Famous Footwear

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Quarry Retail Minneapolis, MN	281,648	09/99	1997	97%	15	Home Depot
						Roundy’s
						Petsmart
						Office Max
						Old Navy
						Party City
Randall Square Geneva, IL (e)	216,485	05/99	1999	100%	28	Marshall’s Dept. Store
						Bed, Bath & Beyond
						Old Navy
						Factory Card Outlet
						Shoe Carnival
						Petsmart
						Michaels Stores
Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17	Roundy's
						Wickes Furniture
						Office Max
						Petco
						Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	100%	44 (b)	Best Buy
						Kerasotes Theaters
						Office Depot
						TJ Maxx
						Petsmart
						Michaels Stores
						Harlem Furniture
						Ulta Salon
						Old Country Buffet
Shops at Orchard Place Skokie, IL	165,141	12/02	2000	98%	21	Best Buy
						DSW Shoe Warehouse
						Ulta Salon
						Pier 1 Imports
						Petco
						Walter E. Smithe
						Factory Card Outlet
Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5	K-Mart
						Kroger

Thatcher Woods River Grove, IL (e)	193,313	04/02	1969/1999	98%	21	Walgreens
						A.J. Wright
						Olson’s Ace Hardware
						Hanging Garden Banquet
						Binny’s Beverage Depot
						Dominick’s

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	12	Lifetime Fitness
						Cub Foods

						Dollar Tree Stores

Woodfield Commons E/W Schaumburg, IL (e)	207,452	10/98	1973 1975 1997	92%	16	Toys R Us
						Tower Records
						Luna Carpets
						Comp USA
						Cost Plus World Market
						Party City
						Discovery Clothing

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	94%	9	Kohl's
						Jo Ann Fabrics
						Barnes & Noble
						Joseph A. Banks Clothiers

Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	100%	37 (b)	Dominick's Finer Foods
						Jewish Community Center

Total	12,986,863			95%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	Single property joint venture with Crow Holdings.

(e)	Joint Venture with the New York State Teacher’s Retirement System.

(f)	Single property joint venture with Tucker Development.